EXHIBIT 99.1

                             EXPRESS SCRIPTS, INC.

                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                      (in thousands, except per share data)

                                                                THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                    SEPTEMBER 30,
                                                         -----------------------------     ---------------------------
                                                              2002             2001            2002            2001
                                                         --------------  -------------     ------------  -------------
Revenues                                                 $ 3,426,198      $ 2,381,252      $9,577,905     $ 6,719,135
Cost of revenues                                           3,214,736        2,236,799       8,979,682       6,279,499
                                                         ------------    -------------     -----------   -------------
Gross profit (1)                                             211,462          144,453         598,223         439,636
Selling, general and administrative (1)                      112,162           84,222         329,860         266,610
                                                         ------------    -------------     -----------   -------------
Operating income                                              99,300           60,231         268,363         173,026
                                                         ------------    -------------     -----------   -------------
Other (expense) income :
 Undistributed loss from joint venture                        (1,224)            (435)         (3,294)         (1,093)
 Interest income                                               1,391            1,837           3,770           5,521
 Interest expense                                            (11,753)          (8,417)        (31,535)        (26,190)
                                                         ------------    -------------     -----------   -------------
                                                             (11,586)          (7,015)        (31,059)        (21,762)
                                                         ------------    -------------     -----------   -------------
Income before income taxes                                    87,714           53,216         237,304         151,264
Provision for income taxes                                    33,777           20,653          90,698          60,378
                                                         ------------    -------------     -----------   -------------
Income before extraordinary items                             53,937           32,563         146,606          90,886
Extraordinary items, net of taxes                               (495)            (372)           (495)           (372)
                                                         ------------    -------------     -----------   -------------
Net income                                               $    53,442      $    32,191      $  146,111     $    90,514
                                                         ============    =============     ===========   =============
Basic earnings per share (2):
 Before extraordinary items                              $      0.70      $      0.41      $     1.88     $      1.16
 Extraordinary items                                     $     (0.01)     $         -      $    (0.01)    $         -
                                                         ------------    -------------     -----------   -------------
 Net income                                              $      0.69      $      0.41      $     1.87     $      1.16
                                                         ============    =============     ===========   =============
Weighted average number of common shares
 outstanding during the period - basic (2)                    77,829           78,382          77,962          77,978
                                                         ============    =============     ===========   =============
Diluted earnings per share (2):
 Before extraordinary items                              $      0.68      $      0.40      $     1.84     $      1.13
 Extraordinary items                                     $     (0.01)     $         -      $    (0.01)    $         -
                                                         ------------    -------------     -----------   -------------
 Net income                                              $      0.67      $      0.40      $     1.83     $      1.13
                                                         ============    =============     ===========   =============
Weighted average number of common shares
 outstanding during the period - diluted (2)                  79,449           80,612          79,786          80,156
                                                         ============    =============     ===========   =============

Reconciliation of prior year under FAS 142
 Goodwill amortization, net of tax                                        $     6,543                     $    19,625
 Net income before extraordinary items                                    $    39,106                     $   110,511
 Extraordinary items, net of tax                                          $      (372)                    $      (372)
 Net income                                                               $    38,734                     $   110,139
 Net income before extraordinary items per share:
   Basic                                                                  $      0.50                     $      1.42
   Diluted                                                                $      0.49                     $      1.38
 Net income per share:
   Basic                                                                  $      0.49                     $      1.41
   Diluted                                                                $      0.48                     $      1.37

EBITDA (3)                                               $   112,498      $    80,869      $  334,836     $   231,864
                                                         ============    =============     ===========   =============
SEE NOTES TO UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

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                              EXPRESS SCRIPTS, INC.

             NOTES TO UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (in thousands)

General: Certain reclassifications have been made to prior years financial statements to conform with the current quarter's presentation.



(1) Includes depreciation and amortization expense of:

                                        3 MONTHS ENDED         9 MONTHS ENDED
                                         SEPTEMBER 30,          SEPTEMBER 30,
                                     --------------------  ---------------------
                                        2002       2001        2002       2001
                                     --------- ----------  ---------- ----------
Gross Profit                          $ 5,691   $  4,506    $ 22,663   $ 11,557
Selling, general and administrative   $ 7,507   $ 16,132    $ 43,810   $ 47,281


(2) Earnings per share and weighted average shares outstanding have been restated to reflect the two-for-one stock split effective June 22, 2001.


(3) EBITDA is earnings before other income (expense), taxes, depreciation and amortization, or operating income plus depreciation and amortization. EBITDA is presented because it is a widely accepted indicator of a company's ability to incur and service indebtedness. EBITDA, however, should not be considered as an alternative to net income as a measure of operating performance, as an alternative to cash flow or a measure of liquidity. In addition, our calculation of EBITDA may not be identical to that used by other companies.
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                              EXPRESS SCRIPTS, INC.

                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                 SEPTEMBER 30,     DECEMBER 31,
                                                     2002              2001
                                               ---------------   ---------------
ASSETS
Current assets
 Cash and cash equivalents                       $  161,598       $   177,715
 Receivables, net                                   994,787           883,827
 Inventories                                        123,671           122,375
 Other current assets                                37,460            29,286
                                               ---------------   ---------------
  Total current assets                            1,317,516         1,213,203

Property and equipment, net                         156,647           165,263
Goodwill, net                                     1,381,833           942,280
Other intangible assets, net                        251,926           165,349
Other assets                                         16,144            14,150
                                               ---------------   ---------------
Total assets                                    $ 3,124,066       $ 2,500,245
                                               ===============   ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
 Claims and rebate payable                      $ 1,011,136       $   910,360
 Other current liabilities                          431,527           335,257
                                               ---------------   ---------------
  Total current liabilities                       1,442,663         1,245,617

Long-term debt                                      620,884           346,119
Other long-term liabilities                          89,741            76,512
                                               ---------------   ---------------
  Total liabilities                               2,153,288         1,668,248

Total stockholders' equity                          970,778           831,997
                                               ---------------   ---------------
Total liabilities and stockholders' equity      $ 3,124,066       $ 2,500,245
                                               ===============   ===============
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                              EXPRESS SCRIPTS, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (in thousands)


                                                    9 MONTHS ENDED SEPTEMBER 30,
                                                   -----------------------------
                                                        2002            2001
                                                   -------------   -------------
Cash flow from operating activities:
Net income                                         $   146,111     $     90,514
Adjustments to reconcile net income to
 net cash provided by operating activities:
  Depreciation and amortization                         66,473           58,838
  Other                                                 98,254           18,700
                                                   ------------    -------------
Net cash provided by operating activities:              10,838          168,052
                                                   ------------    -------------
Cash flows from investing and financing
 activities:
  Purchases of property and equipment                  (32,472)         (36,830)
  Acquisitions and joint venture                      (521,103)         (19,582)
  Treasury stock acquired                              (66,840)         (27,055)
  Repayment of long-term debt                         (150,000)         (50,000)
  Proceeds from long-term debt                         425,000                -
  Other                                                 18,460           17,031
                                                   ------------    -------------
Net cash used in investing and
 financing activities                                 (326,955)        (116,436)
                                                   ------------    -------------

Net (decrease) increase in cash and
 cash equivalents                                      (16,117)          51,616

Cash and cash equivalents at beginning
 of period                                             177,715           53,204
                                                   ------------    -------------
Cash and cash equivalents at end
 of period                                           $ 161,598     $    104,820
                                                   ============    =============